Fiscal 2011 Annual Meeting December 8, 2011 Exhibit 99.1

Safe Harbor
Cautionary Note on Forward-Looking Statements
A number of the matters discussed in this document that are not historical or current facts deal with potential future circumstances and developments and may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements can be identified by the fact that they do not relate strictly to historic or current facts and relate to future events and expectations. Forward-looking statements contain such words as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which management is unable to predict or control, that may cause actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements, and that could adversely affect the Company’s future financial performance, include, but are not limited to, the following:
–
worldwide and regional economic, business and political conditions, including continuing economic uncertainties in some or all of the
Company’s major product markets;
–
the effectiveness of the Company’s efforts to improve operating margins through sales growth, price increases, productivity gains, and improved purchasing techniques;
–
competitive factors, including intense price competition;
–
fluctuations in the value of currencies in major areas where the Company operates;
–
volatility of prices and availability of the supply of energy and raw materials that are critical to the manufacture of the Company’s products, particularly plastic resins derived from oil and natural gas;
–
changes in customer demand and requirements;
–
effectiveness of the Company to achieve the level of cost savings, productivity improvements, growth and other benefits anticipated from acquisitions and restructuring initiatives;
–
escalation in the cost of providing employee health care;
–
uncertainties regarding the resolution of pending and future litigation and other claims;
–
the performance of the North American auto market;  and
–
further adverse changes in economic or industry conditions, including global supply and demand conditions and prices for products.
The risks and uncertainties identified above are not the only risks the Company faces. Additional risk factors that could affect the Company’s performance are set forth in the Company’s Annual Report on Form 10-K. In addition, risks and uncertainties not presently known to the Company or that it believes to be immaterial also may adversely affect the Company. Should any known or unknown risks or uncertainties develop into actual events, or underlying assumptions prove inaccurate, these developments could have material adverse effects on the Company’s business, financial condition and results of operations. This document contains time-sensitive information that reflects management’s best analysis only as of the date of this document. The Company does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise. Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in the Company’s periodic filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures
• This presentation includes certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures include: net income excluding certain items, net income per diluted share excluding certain items and EBITDA excluding certain items, as well as certain non-GAAP supplemental segment comparison financial information reflecting the operations of A. Schulman, Inc. (the
“Company”) as if it owned ICO, Inc. (“ICO”) at the beginning first quarter of 2010. However, non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures, and tables included in this release reconcile each non-GAAP financial measure with the most directly comparable GAAP financial measure. The most directly comparable GAAP financial measures for these purposes are income from continuing operation before taxes, net income and net income per diluted share.
The Company's non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable
GAAP financial measures, and should be read only in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP.
• The Company uses these non-GAAP financial measures to monitor and evaluate Company performance and believes that they are useful to investors for financial analysis, particularly with respect to understanding the significance of the ICO acquisition in the third quarter of fiscal 2010. However, the non-GAAP supplemental financial information is not necessarily indicative of what the combined financial results would have actually been had the ICO acquisition taken place as of September 1, 2009, since such financial information does not reflect any cost savings, operating synergies, tax synergies or revenue enhancements, and includes certain estimated additional depreciation amounts and estimates for amortization of the intangibles recorded as part of the purchase price allocation.
• While the Company believes that these non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use. These non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the Company's competitors and may not be directly comparable to similarly titled measures of the Company's competitors due to potential differences in the exact method of calculation. The
Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures.

A. Schulman Milestones – FY 2011
• Successfully completed Mash acquisition
• Completed integration of ICO & McCann acquisitions
• Further strengthened management team - Joe Levanduski named CFO
• Continued realignment of assets to better meet market needs:
restructuring in the U.K
consolidation in Italy, Australia, U.S.
• Board approved a share repurchase program for $100 million of common stock and we committed to, and completed, the purchase of $30 million over the past 6 month
• Board approved an increase of 10% in quarterly dividend to $0.17 per common share, representing an annual yield of approximately 3.5%
• Entered into a joint venture with Argentina-based Surplast S.A. which expanded our presence in rotomolding in S. America

A. Schulman Milestones – FY 2012
• Continued restructuring in EMEA’s back office operations to better leverage savings from Shared Service Center
• Investment of approximately $7 million in Akron plant to add technical compounding capabilities to facility
• Final approval obtained to finish building plant in India
• New lines to be added to address demand
Engineered Plastics lines in China and Mexico
Masterbatch line in Brazil
Specialty Powders line in Mexico

ASI’s Strategy
Effectively Leverage A Core Competence Effectively Leverage A Core Competence
Distribution
Distribution
– Use synergies with other business units to achieve widest and most effective market coverage while providing added value services
– Leverage procurement of resins at best possible price
– Capture new sources of polymers from specialty and strong producers
Be the #1 Niche Player Globally Be the #1 Niche Player Globally
Engineered
Engineered
Plastics
Plastics
– Lever our successful European model globally
– Participate in the high value-added niche portion of the EP market and reduce exposure to commodity market
– Continue development of sustainable “Green” products
Be the #1 Global Manufacturer Be the #1 Global Manufacturer
Masterbatch
Masterbatch
– Favored consolidator in highly fragmented market
– Judicious acquisitions to speed entry into underserved markets and geographic extension
– Focus on new, higher margin products/applications
Be the #1 Global Manufacturer Be the #1 Global Manufacturer
Specialty
Specialty
Powders
Powders
– In North America, maintain a balanced position between low-cost and technology leadership with focused R&D
– In Europe and Asia, further our technology leadership in high-value compounds
– Judicious acquisitions to speed entry into underserved markets and geographic extension

Four Key Profit Drivers
» Gradual market recoveries over time
» Organic growth
» Geographic growth
» Continued leverage of global volume base
» Seek opportunities for alternate sourcing from
Middle East and Asia
» Align pricing strategies with purchasing strategies
» Optimize footprint
» SG&A leverage
» Create higher-margin product portfolio
» Support volume but primary focus on
increased profitability
ACQUISITIONS WILL ALSO PLAY KEY ROLE IN FUTURE GROWTH!
New Products
Continuous
Improvements
Purchasing
Savings/Smart Pricing
Slow and Steady
Volume Improvement
– Realize synergies from ICO, McCann and Mash acquisitions
– Limit growth of SG&A, especially in developed markets
– Admin optimization

FY11 Financial Highlights
• Reported net income for FY 2011 was:
– $41.0 million or $1.32 per diluted share vs. net income of $43.9 million or
$1.57 per diluted share in FY 2010
• Excluding restructuring and acquisition-related items*, net income for FY
2011 was:
– $58 million or $1.86 per diluted share vs. $48.2 million or $1.72 per diluted share in FY 2010
• Overall gross profit per pound for FY 2011 was:
• Cash was $155.8 million at 8/31/11; net debt position of $40.4 million;
approximately $271.6 million of untapped credit lines
• Days of working capital were 60 as of 8/31/11 vs. 61 days at the at the end of last year.
* Please see the end of this presentation for the reconciliations of GAAP versus non-GAAP financial measures.
13.9 cents vs. 14.7 cents last year. Had the Company owned ICO at the beginning of fiscal 2010, would have improved by approximately 4% from FY 2010
–

Actions taken before & during recession have improved net
income while protecting liquidity
Net Income from Operating Activity
$23.8
$37.2
$16.5
$48.2
$58.0
FY2007 FY2008 FY2009 FY2010 FY2011
Net Debt / (Net Cash)
$82.8
$16.1
($123.6)
$31.9
$40.4
FY2007 FY2008 FY2009 FY2010 FY2011
Pounds Sold
1,856.2
1,784.1
1,309.8
1,587.7
2,048.4
FY2007 FY2008 FY2009 FY2010 FY2011
20
Dollars in millions & excluding unusual items

Non-GAAP to GAAP Reconciliation
FY2011
A. SCHULMAN, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In thousands, except per share data)
Year Ended August 31, 2011 As Reported Asset Write-downs
Costs Related to
Acquisitions
Restructuring
Related Inventory Step-up
Tax Benefits
(Charges)
Before Certain
Items
Net sales 2,192,955 $               - $                          - $                          - $                          - $                          - $                          2,192,955 $
Cost of sales 1,907,409 - - - (607) - 1,906,802
Selling, general and administrative expenses 206,406 - (1,429) - - - 204,977
Interest expense, net 5,531 - - - - - 5,531
Foreign currency transaction (gains) losses 1,595 - - - - - 1,595
Other (income) expense (1,720) - - - - - (1,720)
Asset impairment 8,150 (8,150) - - - - -
Restructuring expense 8,117 - - (8,117) - - -
Curtailment (gains) losses - - - - - - -
Total costs and expenses, net 2,135,488 (8,150) (1,429) (8,117) (607) - 2,117,185
Income from continuing operations before taxes 57,467 8,150 1,429 8,117 607 - 75,770
Provision for U.S. and foreign income taxes 15,782 - 38 874 209 65 16,968
Income from continuing operations 41,685 8,150 1,391 7,243 398 (65) 58,802
Income (loss) from discontinued operations, net of tax of $0 - - - - - - -
Net income (loss) 41,685 8,150 1,391 7,243 398 (65) 58,802
Noncontrolling interests (689) - - - (102) - (791)
Net income (loss) attributable to A. Schulman, Inc. 40,996 $                    8,150 $                      1,391 $                      7,243 $                      296 $                         (65) $                          58,011 $
Diluted EPS 1.32 $                        1.86 $
31,141 31,141
Weighted-average number of shares outstanding - diluted

Non-GAAP to GAAP Reconciliation
FY2010
A. SCHULMAN, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
Unaudited
(In thousands, except per share data)
Year ended August 31, 2010 As Reported Asset Write-downs
Costs related to
Acquisitions
Restructuring
Related Inventory Step-up
Tax Benefits
(Charges)
Before Certain
Items
Net sales 1,590,443 $                - $                           - $                           - $                           - $                           - $                           1,590,443 $
Cost of sales 1,357,575                   (69)                              -                              -                              (3,942)                         -                              1,353,564
Selling, general and administrative expenses 179,821                      -                              (6,814)                         -                              -                              -                              173,007
Interest expense, net 3,665                          -                              -                              -                              -                              -                              3,665
Foreign currency transaction (gains) losses 884                             -                              -                              -                              -                              -                              884
Other (income) expense (2,425)                         -                              -                              (44)                              -                              -                              (2,469)
Asset impairment 5,668                          (5,668)                         -                              -                              -                              -                              -
Restructuring expense 5,054                          -                              -                              (5,054)                         -                              -                              -
Curtailment (gains) losses 270                             -                              -                              (270)                            -                              -                              -
Total costs and expenses, net 1,550,512                   (5,737)                         (6,814)                         (5,368)                         (3,942)                         -                              1,528,651
Income from continuing operations before taxes 39,931                        5,737                          6,814                          5,368                          3,942                          -                              61,792
Provision (benefit) for U.S. and foreign income taxes (4,419)                         127                             6                                 1,198                          1,036                          15,448                        13,396
Income from continuing operations 44,350                        5,610                          6,808                          4,170                          2,906                          (15,448)                       48,396
Income (loss) from discontinued operations, net of tax of $0 (239)                            237                             -                              -                              -                              -                              (2)
Net income (loss) 44,111                        5,847                          6,808                          4,170                          2,906                          (15,448)                       48,394
Noncontrolling interests (221)                            -                              -                              -                              -                              -                              (221)
Net income (loss) attributable to A. Schulman, Inc. 43,890 $                     5,847 $                       6,808 $                       4,170 $                       2,906 $                       (15,448) $                    48,173 $
Diluted EPS 1.57 $                         1.72 $
Weighted-average number of shares outstanding - diluted 27,976                        27,976

Non-GAAP to GAAP Reconciliation
Q4 & FY2011
A. SCHULMAN, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
EBITDA Excluding Certain Items Reconciliation
Unaudited
(In thousands)
2011 2010 2011 2010
Income from continuing operations before taxes 8,213 $                  8,671 $                  57,467 $                39,931 $
Adjustments (pretax):
Depreciation and amortization 9,861                     9,957                     40,274                   27,380
Interest expense, net 1,393                     968                        5,531                     3,665
Asset write-downs 6,225                     37                          8,150                     5,737
Costs related to acquisitions 553                        1,498                     1,429                     6,814
Restructuring related costs 2,338                     2,817                     8,117                     5,368
Inventory step-up 324                        1,406                     607                        3,942
EBITDA excluding certain items 28,907 $                25,354 $                121,575 $              92,837 $
Three months ended
August 31,
Year ended
August 31,